                             SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                    of 1934


Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            FOUNDATION BANCORP, INC.
         ---------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

     1)  Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
         ---------------------------------------------------------------
     O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         ---------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:
         ---------------------------------------------------------------
     5)  Total fee paid:
         ---------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         -----------------------------------------------
     2)  Form, Schedule or Registration Statement No.:
         -----------------------------------------------
     3)  Filing Party:
         -----------------------------------------------
     4)  Date Filed:
         -----------------------------------------------

                            FOUNDATION BANCORP, INC.
                                25 GARFIELD PLACE
                             CINCINNATI, OHIO 45202
                                 (513) 721-0120

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 1997 Annual Meeting of Shareholders of Foundation Bancorp, Inc. (the "Company") will be held at Parlor F/G, The Cincinnati Club Building, 30 Garfield Place, Cincinnati, Ohio 45202, on October 23, 1997, at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

                  1. To elect four directors of the Company for terms expiring in 1999;

                  2. To approve the Foundation Bancorp, Inc. 1997 Stock Option and Incentive Plan, a copy of which is attached hereto as Exhibit A;

                  3. To approve the Foundation Savings Bank Recognition and Retention Plan and Trust Agreement, a copy of which is attached hereto as Exhibit B;

                  4. To ratify the selection of Clark, Schaefer, Hackett & Co. as the auditors of the Company for the current fiscal year; and

                  5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of the Company of record at the close of business on August 29, 1997, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                    By Order of the Board of Directors





Cincinnati, Ohio                    Laird L. Lazelle
September 17, 1997

                            FOUNDATION BANCORP, INC.
                                25 GARFIELD PLACE
                             CINCINNATI, OHIO 45202
                                 (513) 721-0120

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Foundation Bancorp, Inc. (the "Company") for use at the 1997 Annual Meeting of Shareholders of the Company to be held at Parlor F/G, The Cincinnati Club Building, 30 Garfield Place, Cincinnati, Ohio 45202, on October 23, 1997, at 1:00 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by executing a later dated proxy which is received by the Company before the Proxy is exercised or by giving notice of revocation to the Company in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke the Proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

                  FOR the reelection of Mardelle Dickhaut, Laird L. Lazelle, Robert E. Levitch and Michael S. Schwartz as directors of the Company for terms expiring in 1999;

                  FOR the approval of the Foundation Bancorp, Inc. 1997 Stock Option and Incentive Plan (the "Stock Option Plan"), a copy of which is attached hereto as Exhibit A;

                  FOR the approval of the Foundation Savings Bank Recognition and Retention Plan and Trust Agreement (the "RRP"), a copy of which is attached hereto as Exhibit B;

                  FOR the ratification of the selection of Clark, Schaefer, Hackett & Co. as the auditors of the Company for the current fiscal year.

         The Proxies may be solicited by the directors, officers and other employees of the Company and Foundation Savings Bank ("Foundation"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The Proxy will not be used for any other meeting. The cost of soliciting the Proxies will be borne by the Company.

         Only shareholders of record as of the close of business on August 29, 1997 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. The Company's records disclose that, as of the Voting Record Date, there were 462,875 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of the Company on or about September 17, 1997.

                                  VOTE REQUIRED

ELECTION OF DIRECTORS

         Under Ohio law and the Company's Code of Regulations (the "Regulations"), the four nominees receiving the greatest number of votes will be elected as directors. Shares held by a nominee for a beneficial owner which are represented in person or by proxy but not voted with respect to the election of directors and shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified on the Proxy.

APPROVAL OF THE STOCK OPTION PLAN AND THE RRP

         The affirmative vote of the holders of a majority of the outstanding common shares of the Company is necessary to approve the Stock Option Plan and the RRP. The effect of an abstention is, therefore, the same as a vote against the approval of the Stock Option Plan and the RRP. If the accompanying Proxy is signed and dated by the shareholder but no vote or instruction to abstain is specified thereon, however, the shares held by such shareholder will be voted FOR the adoption of the Stock Option Plan and the RRP.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Clark, Schaefer, Hackett & Co. as the auditors of the Company for the current fiscal year. The effect of an abstention is, therefore, the same as a "no" vote. If the accompanying Proxy is signed and dated by the shareholder but no vote or instruction to abstain is specified thereon, however, the shares held by such shareholder will be voted FOR the ratification of the selection of Clark, Schaefer, Hackett & Co. as the auditors of the Company for the current fiscal year.

              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to the Company to own beneficially more than five percent of the outstanding common shares of the Company as of September 1, 1997:

                                        Amount and Nature of               Percent of
Name and Address                        Beneficial Ownership           Shares Outstanding
----------------                        --------------------           ------------------
First Bankers Trust Company, N.A.
1201 Broadway
Quincy, Illinois 62301                       37,030 (1)                       8.00%

Laird L. Lazelle
25 Garfield Place                            24,666 (2)                       5.32%
Cincinnati, Ohio 45202
---------------------------

  (1) Consists of the shares held by First Bankers Trust Company, N.A., as the Trustee for the Foundation Bancorp, Inc. Employee Stock Ownership Plan (the "ESOP"). The Trustee has voting power over shares that have not been allocated to an ESOP participant and shares that have been allocated to an ESOP participant but as to which no voting instructions are given by the recipient. The Trustee has limited shared investment power over all ESOP shares.

  (2) Includes 1,649 common shares allocated to Mr. Lazelle's ESOP account. Mr. Lazelle has voting power but no investment power over such shares. Also includes 11,517 shares owned by Mr. Lazelle's spouse.


         The following table sets forth certain information with respect to the number of common shares of the Company beneficially owned by each director and by all directors and executive officers of the Company as a group as of September 1, 1997:

                                             Amount and Nature of                Percent of
Name and Address (1)                        Beneficial Ownership (2)         Shares Outstanding
--------------------                        ------------------------         ------------------

Mardelle Dickhaut                                   4,400                           0.95%
Ruth C. Emden                                       5,000                           1.08
Laird L. Lazelle                                   24,666 (3)                       5.32
Robert E. Levitch                                      25                           0.00
Michael S. Schwartz                                16,517 (4)                       3.56
Paul L. Silverglade                                 8,750                           1.89
Ivan J. Silverman                                  11,571 (5)                       2.49
All directors and executive officers of
the Company as a group (8 people)                  75,079                          16.22
----------------------------

(1)      Each of the persons listed in this table may be contacted at the address of the Company.

(2)      All shares are owned directly with sole voting or investment power unless otherwise indicated by footnote.

(3)      Includes 11,517 shares owned by Mr. Lazelle's spouse.

(4)      Includes 5,000 shares held by Mr. Schwartz as trustee and over which Mr. Schwartz shares voting power.

(5)      Includes 6,571 shares owned by Mr. Silverman's spouse.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         The Regulations provide for a Board of Directors consisting of seven persons. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors. A nomination by a shareholder with respect to the election of directors at an annual meeting of shareholders must be submitted in writing to the Secretary of the Company and received by the Secretary not later than the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. A nomination by a shareholder with respect to the election of directors at a special meeting of shareholders must be submitted in writing and received by the Secretary of the Company not later than the close of business on the seventh day following the day on which notice of such special meeting was mailed to shareholders. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of the Company owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the reelection at the Annual Meeting of the following persons to terms which will expire in 1999:

                                                                           Director of          Director of
                                                                           the Company          Foundation
Name                            Age (1)     Position(s) Held                 Since (2)             Since
----                            -------     ----------------                ----------          -----------

Mardelle Dickhaut                  64       Director                           1996                1989
Laird L. Lazelle                   58       Director, President and            1996                1994
                                            Chief Executive Officer

Robert E. Levitch                  63       Director                           1996                1964
Michael S. Schwartz                53       Director                           1996                1967
-----------------------------

(1)      As of September 1, 1997.

(2) Each director of the Company is also a director of Foundation. Each nominee became a director of the Company in connection with the conversion of Foundation from mutual to stock form (the "Conversion") and the formation of the Company as the holding company for Foundation.

         If any nominee is unable to stand for election, any Proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve after the Annual Meeting for the terms indicated:

                                                                      Director of       Director of
                                                                      the Company       Foundation
Name                            Age (1)    Positions Held              Since (2)           Since        Term Expires
----                          ---------    --------------              ---------        -----------      ------------

Ruth C. Emden                    70        Director                      1996              1994               1998
Paul L. Silverglade              72        Director                      1996              1988               1998
Ivan J. Silverman                56        Director                      1996              1992               1998
-----------------------------

(1)      As of September 1, 1997.

(2)      Each director of the Company is also a director of Foundation.  Each director  became a director of the Company in connection with the Conversion.

         MARDELLE DICKHAUT has served as Secretary of Foundation since 1979 and as a director since 1989. Mrs. Dickhaut was employed at Foundation for 23 years prior to her retirement in 1995.

         RUTH C. EMDEN has served as a director of Foundation since 1994. Mrs. Emden is the widow of Narvin I. Emden, who served Foundation as President, Managing Officer and Director for over 46 years. Mrs. Emden is active in community service.

         LAIRD L. LAZELLE is President and Chief Executive Officer of both the Company and Foundation and is the designated Managing Officer of Foundation. Mr. Lazelle served as President and Chief Executive Officer of The TriState Bancorp from February 1988 until joining Foundation in January 1994.

         ROBERT E. LEVITCH has served as a director of Foundation since 1964. Mr. Levitch has been a corrections officer with the Hamilton County Sheriff's Department since 1980.

         MICHAEL S. SCHWARTZ is an attorney at law practicing in Cincinnati, Ohio and operates a title insurance agency. Mr. Schwartz is legal counsel to Foundation and also provides title services for loans granted by Foundation. Mr. Schwartz has served as a director of Foundation since 1967 and succeeded his father as Chairman of the Board in 1993.

         PAUL L. SILVERGLADE retired as the Corporate Office Personnel Director for Federated Department Stores in 1981, after serving for 33 years. Mr. Silverglade has been a director of Foundation since 1988 and serves as Chairman of the Compensation Committee.

         IVAN J. SILVERMAN is an investment consultant and Associate Vice President with Gradison Division of McDonald & Company Securities, Inc. Mr. Silverman is also the Mayor of the City of Montgomery, Ohio. Mr. Silverman has served as a director of Foundation since 1992 and serves as Chairman of the Audit Committee.

MEETINGS OF DIRECTORS

         The Board of Directors of the Company met nine times for regularly scheduled and special meetings during the fiscal year ended June 30, 1997. Due to illness, Mrs. Emden attended fewer than 75% of the regularly scheduled and special meetings of the Board of Directors during fiscal 1997.

COMMITTEES OF DIRECTORS

         The Board of Directors of the Company has an Audit Committee. The Company has no Executive Committee and the entire board serves as a Nominating Committee.

         The Board of Directors of Foundation has an Audit Committee and a Compensation Committee.

         The Audit Committee of both the Company and Foundation is comprised of Mr. Silverman, who serves as chairman of the Audit Committee, Ms. Dickhaut and Mr. Silverglade. The Audit Committee reviews and monitors the process of auditing the Company and Foundation. The final audit is presented to the full board of directors by the auditors. The Audit Committee met one time during the fiscal year ended June 30, 1997.

         Mr. Silverglade serves as chairman of the Compensation Committee. Mr. Schwartz and Mr. Silverman also serve on the Compensation Committee. The function of the Compensation Committee is to determine compensation for Foundation's employees and to make recommendations to the Board of Directors regarding employee benefits and related matters. The Compensation Committee met two times during the fiscal year ended June 30, 1997.

                               EXECUTIVE OFFICERS

         Mr. Lazelle is the President and Chief Executive Officer of the Company. Dianne K. Rabe serves as Secretary and Treasurer of the Company. Mrs. Rabe, a Certified Public Accountant, is Vice President and Chief Operating Officer of Foundation. Mrs. Rabe came to Foundation in 1992 from another thrift institution located in Cincinnati, Ohio.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by Foundation to Laird L. Lazelle, the President and Chief Executive Officer of the Company and Foundation, for the fiscal years ended June 30, 1997, 1996 and 1995. No executive officer of the Company earned salary and bonus in excess of $100,000 during fiscal 1997.

                                      Summary Compensation Table
                                      --------------------------


                                         Annual Compensation        All Other Compensation (1)
---------------------------------------------------------------     --------------------------

Name and Principal           Year     Salary ($)      Bonus ($)
Position
---------------------------------------------------------------

Laird L. Lazelle             1997      $80,000         $15,000              $24,998
  President and Chief        1996       65,000           9,800                6,000
  Executive Officer          1995       69,488           5,200                6,000
---------------------------------------------------------------     ----------------------------

(1) Consists of director's fees and for 1997 also includes director fees of $1,500 and the $23,498 aggregate value of the 1,649 shares of the Company allocated to Mr. Lazelle's account pursuant to the ESOP, based on the price of shares of the Company in the most recent trade quoted on the National Daily Quotation Service ("NDQS"), as of September 1, 1997. Does not include amounts attributable to other miscellaneous benefits, the cost of which was less than 10% of Mr. Lazelle's cash compensation.

DIRECTOR COMPENSATION

         Each director who is not an employee of the Company or Foundation currently receives directors' fees of $7,500 per year. Effective September 1996, directors who are employees of the Company or Foundation receive no directors' fees.

EMPLOYMENT AGREEMENT

         Foundation has entered into an employment agreement with Mr. Lazelle (the "Employment Agreement"), effective September 25, 1996. The Employment Agreement provides for a term of three years and salary and performance review by the Board of Directors not less often than annually. The Employment Agreement provides for inclusion of Mr. Lazelle in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The Employment Agreement also provides for vacation and sick leave in accordance with Foundation's prevailing policies.

         The Employment Agreement is terminable by Foundation at any time. In the event of termination by Foundation for "just cause," as defined in the Employment Agreement, Mr. Lazelle will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Foundation other than (i) for just cause, (ii) at the end of the term of the Employment Agreement or (iii) in connection with a "change of control," as defined in the Employment Agreement, the Employment Agreement entitles Mr. Lazelle to a continuation of salary payments for the remainder of the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment Agreement or the date Mr. Lazelle becomes employed full-time by another employer.

         The Employment Agreement also contains provisions with respect to the occurrence within six months prior to or one year following a "change of control" of (i) the termination of employment of Mr. Lazelle for any reason other than just cause, retirement or termination at the end of the term of the agreement, or (ii) a constructive termination resulting from change in the capacity or circumstances in which Mr. Lazelle is employed or a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement without his written consent. In the event of any such occurrence, Mr. Lazelle will be entitled to payment of an amount equal to three times his then current annual salary. In addition, Mr. Lazelle would be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which Mr. Lazelle may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of Internal Revenue Code of 1986, as amended (the "Code"). A "change of control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote 25% or more of the voting stock of Foundation or the Company, the control of the election of a majority of the directors of Foundation or the Company or the acquisition of control, as defined in the regulations of the OTS, of Foundation or the Company. For purposes of illustration, the payment that would have been made to Mr. Lazelle under the Employment Agreement, had his employment been terminated at June 30, 1997, following a change of control, totals approximately $240,000.

CERTAIN TRANSACTIONS WITH FOUNDATION

         Foundation has extended loans to certain of its and the Company's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.

             PROPOSAL TWO - APPROVAL OF THE FOUNDATION BANCORP, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN

STOCK OPTION PLAN

         The following is a summary of the terms of the Stock Option Plan and is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which is attached hereto as Exhibit A.

         PURPOSE. The purposes of the Stock Option Plan include retaining and providing incentives to the directors, managerial and other key employees of the Company and Foundation by facilitating their purchase of a stock interest in the Company. Pursuant to the Stock Option Plan, 46,288 common shares have been reserved for issuance by the Company upon the exercise of options to be granted to certain directors, officers and employees of Foundation and the Company from time to time under the Stock Option Plan.

         ADMINISTRATION AND ELIGIBILITY. The Stock Option Plan will be administered by a committee composed of at least three directors of the Company (the "Stock Option Committee"). The Stock Option Committee may grant options under the Stock Option Plan at such times as it deems most beneficial to Foundation and the Company on the basis of the individual participant's responsibility, tenure and future potential to Foundation and the Company. Pursuant to the terms of the Stock Option Plan, no employee may receive options to purchase more than 25% of the shares which may be subject to options pursuant to the Stock Option Plan, and directors who are not employees of the Company or Foundation may not receive options to purchase more than 5% of such shares individually or 30% in the aggregate.

         Without further approval of the shareholders, the Board of Directors may at any time terminate the Stock Option Plan or may amend it from time to time in such respects as the Board of Directors may deem advisable, except that the Board of Directors may not, without the approval of the shareholders, make any amendment which would (a) increase the aggregate number of common shares which may be issued under the Stock Option Plan (except for adjustments to reflect certain changes in the capitalization of the Company), (b) materially modify the requirements as to eligibility for participation in the Stock Option Plan, or (c) materially increase the benefits accruing to participants under the Stock Option Plan. Notwithstanding the foregoing, the Board of Directors may amend the Stock Option Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

         No determination of which directors and employees of Foundation will receive options has been made. If the shareholders approve the Stock Option Plan, the Stock Option Committee will be appointed and will determine which directors and employees will receive options and the number of options to be granted.

         OPTION TERMS. Options granted to the officers and employees under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Code, or may be options which do not qualify under Section 422 of the Code ("Non-Qualified Stock Options"). Options granted under the Stock Option Plan to directors who are not employees of the Company or Foundation will not qualify under the Code and thus will be Non-Qualified Stock Options. No determination has been made regarding the extent to which options granted to employees of Foundation will be ISOs.

         The option exercise price of each option granted under the Stock Option Plan will be determined by the Stock Option Committee at the time the option is granted; provided, however, that the exercise price of an ISO may not be less than 100% of the fair market value of the shares on the date of the grant, and the exercise price of an ISO may not be less than 110% of the fair market value of the shares on the date of the grant if the recipient owns more than 10% of the Company's outstanding common shares. The option exercise price of Non-Qualified Stock Options may be less than the fair market value of the shares on the date of grant. The Stock Option Committee will fix the term of each option, except that an ISO will not be exercisable after the expiration of ten years from the date it is granted; provided, however, that if a recipient of an ISO owns a number of shares representing more than 10% of the Company shares outstanding at the time the ISO is granted, the term of the ISO will not exceed five years. If the fair market value of shares awarded pursuant to ISOs exercisable for the first time by a participant under the Stock Option Plan during any calendar year exceeds $100,000, however, the ISOs will be considered Non-Qualified Stock Options to the extent of such excess.

         An option recipient cannot transfer or assign an option other than by will or in accordance with the laws of descent and distribution. Termination of an option recipient's employment for cause, as defined in the Stock Option Plan, will result in the annulment of any outstanding exercisable options. Any options which have not yet become exercisable will terminate upon the resignation or removal of a director of the Company or Foundation, or upon the termination of employment of an officer or employee of the Company or Foundation, except in the case of death, disability or retirement of the recipient or a change of control of the Company or Foundation.

         The Company will receive no monetary consideration for the granting of options under the Stock Option Plan. Upon the exercise of options, the Company will receive payment of cash or, if acceptable to the Stock Option Committee, common shares of the Company or outstanding awarded stock options. The market value of the common shares underlying the options reserved for the Stock Option Plan is $659,604, based upon the number of shares reserved, multiplied by the price of shares of the Company on September 1, 1997, as quoted on the NDQS.

         TAX TREATMENT OF INCENTIVE STOCK OPTIONS. An optionee who is granted an ISO will not recognize taxable income either on the date of grant or on the date of exercise, although the alternative minimum tax may apply. Upon disposition of shares acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. If the optionee disposes of the shares within two years of the date of grant or within one year from the date of the transfer of the shares to the optionee (a "Disqualifying Disposition"), however, then the optionee will recognize ordinary income, as opposed to capital gain, at the time of disposition in an amount generally equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the shares have been held.

         The Company will not be entitled to a tax deduction upon either the exercise of an ISO or the disposition of shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition. Ordinary income from a Disqualifying Disposition will constitute compensation but will not be subject to tax withholding, nor will it be considered wages for payroll tax purposes.

         If the holder of an ISO pays the exercise price, in whole or in part, with previously acquired shares, the exchange should not affect the ISO tax treatment of the exercise. Upon such exchange, and except as otherwise described herein, no gain or loss is recognized by the optionee upon delivering previously acquired shares to the Company, and shares received by the optionee equal in number to the previously acquired common shares exchanged therefor will have the same basis and holding period for long-term capital gain purposes as the previously acquired shares. (The optionee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements for avoidance of a Disqualifying Disposition.) Shares received by the optionee in excess of the number of shares previously acquired will have a basis of zero and a holding period which commences as of the date the shares are transferred to the optionee upon exercise of the ISO. If the exercise of an ISO is effected using shares previously acquired through the exercise of an ISO, the exchange of such previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

         TAX TREATMENT OF NON-QUALIFIED STOCK OPTIONS. An optionee receiving a Non-Qualified Stock Option generally does not recognize taxable income on the date of grant of the option, provided that the option does not have a readily ascertainable fair market value at the time it is granted. The optionee must recognize ordinary income generally at the time of exercise of a Non-Qualified Stock Option in the amount of the difference between the fair market value of the shares on the date of exercise and the option price. The amount of ordinary income recognized by an optionee will be deductible by the Company in the year that the optionee recognizes the income if the Company complies with the applicable withholding requirement.

         Shares acquired upon the exercise of a Non-Qualified Stock Option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the shares, the optionee will recognize long-term capital gain or loss if the optionee has held the shares for more than one year prior to disposition, or short-term capital gain or loss if the optionee has held the shares for one year or less prior to disposition.

         If a holder of a Non-Qualified Stock Option pays the exercise price, in whole or in part, with previously acquired shares, the optionee will recognize ordinary income in the amount by which the fair market value of the shares received exceeds the exercise price. The optionee will not recognize gain or loss upon delivering such previously acquired shares to the Company. Shares received by an optionee equal in number to the previously acquired shares exchanged therefor will have the same basis and holding period as such previously acquired shares. Shares received by an optionee in excess of the number of such previously acquired shares will have a basis equal to the fair market value of such additional shares as of the date ordinary income is recognized. The holding period for such additional shares will commence as of the date of exercise or such other relevant date.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY APPROVE THE STOCK OPTION PLAN.

            PROPOSAL THREE - APPROVAL OF THE FOUNDATION SAVINGS BANK
               MANAGEMENT RECOGNITION AND RETENTION PLAN AND TRUST

RECOGNITION AND RETENTION PLAN

         The following is a summary of the terms of the RRP and is qualified in its entirety by reference to the full text of the RRP, a copy of which is attached hereto as Exhibit B.

         PURPOSE. Foundation has proposed the RRP to compensate its directors and key employees for services to Foundation in a manner which will provide such persons with an additional incentive to strive for the success of Foundation and the Company. Foundation expects to contribute sufficient funds to enable the RRP to purchase up to 18,515 common shares of the Company.

         ADMINISTRATION AND ELIGIBILITY. The RRP will be administered by a committee of directors composed of at least three directors of Foundation (the "RRP Committee"). The RRP Committee will determine which directors and employees of Foundation will be awarded shares under the RRP and the number of shares awarded; provided, however, that the terms of the RRP provide that the aggregate number of shares covered by awards to any one employee may not exceed 25% of the shares held pursuant to the RRP and directors who are not employees of Foundation may not receive more than 5% of such shares individually or 30% in the aggregate. The shares to be awarded pursuant to the RRP may be purchased by the Company on the open market or may consist of authorized but unissued shares of the Company. In the event that all 18,515 shares which may be awarded under the RRP consist of authorized but unissued shares of the Company, the interests of current shareholders will be diluted by approximately 3.85%.

         No determination of which directors and key employees of Foundation will awarded shares under the RRP has been made. If the shareholders approve the RRP, the RRP Committee will be appointed and will determine which directors and key employees will receive awards and the number of shares to be awarded.

         TERMS. Unless the RRP Committee specifically states to the contrary at the time of an award of shares, one-tenth of such shares will become earned and non-forfeitable on each of the first ten anniversaries of the date of the award. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director or an employee of Foundation, except that in the event of the death, disability or retirement of a participant or a change of control of the Company or Foundation all of the participant's awarded shares will be deemed to be earned and nonforfeitable.

         The shares, together with any cash dividends or distributions paid thereon, will be distributed as soon as practicable after they are earned. A participant may direct the voting of all shares which have been earned but have not yet been distributed to him or her. Shares that have been awarded, but not earned, may not be transferred.

         TAX TREATMENT OF SHARES AWARDED UNDER THE RRP. Persons receiving shares under the RRP generally will not recognize income upon the award of such shares, but will recognize ordinary income when and to the extent the restrictions on such shares lapse, in an amount equal to the fair market value of the shares at the time such restrictions lapse plus the amount of any dividends distributed to the participant with respect to such shares. If applicable withholding requirements are satisfied, the Company will be entitled to a deduction each year in an amount equal to the income, if any, recognized by participants for such year.

         Under Section 83(b) of the Code, a participant may elect, within 30 days after the shares are awarded, to recognize ordinary income on the date the shares are awarded based on the fair market value of the shares on such date. If the election is made, Foundation would be entitled to a deduction for an equivalent amount. A participant making such an election will have a tax basis in the shares equal to the amount of ordinary income recognized, and the participant's holding period for capital gains purposes for such shares will commence on the date the shares are awarded. If a Section 83(b) election is made, however, and the shares are subsequently forfeited, the participant will not be entitled to either a deduction of the amount previously recognized as income with respect to such shares or a refund of any tax paid thereon.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY APPROVE THE RRP.

              PROPOSAL FOUR - RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected Clark, Schaefer, Hackett & Co. as the auditors of the Company for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of Clark, Schaefer, Hackett & Co. will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in the Company's proxy statement for the 1998 Annual Meeting of Shareholders should be sent to the Company by certified mail and must be received by the Company not later than May 20, 1998.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                           By Order of the Board of Directors



Cincinnati, Ohio                           Laird L. Lazelle, President
September 17, 1997

                            FOUNDATION BANCORP, INC.
                      1997 STOCK OPTION AND INCENTIVE PLAN


         1. PURPOSE. The purpose of the Foundation Bancorp, Inc. 1997 Stock Option and Incentive Plan (this "Plan") is to promote and advance the interests of Foundation Bancorp, Inc. (the "Company") and its shareholders by enabling the Company to attract, retain and reward directors, managerial and other key employees of the Company and any Subsidiary (hereinafter defined), and to strengthen the mutuality of interests between such directors and employees and the Company's shareholders by providing such persons with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

         2. DEFINITIONS. For purposes of this Plan, the following terms shall have the meanings set forth below:

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto, together with the rules, regulations and interpretations promulgated thereunder.

                  (c) "Committee" means the Committee of the Board constituted as provided in Section 3 of this Plan.

                  (d) "Common Shares" means the common shares, without par value, of the Company or any security of the Company issued in substitution, in exchange or in lieu thereof.

                  (e) "Company" means Foundation Bancorp, Inc., an Ohio corporation, or any successor corporation.

                  (f) "Employment" means regular employment with the Company or a Subsidiary and does not include service as a director only.

                  (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

                  (h) "Fair Market Value" shall be determined as follows:

                           (i) If the Common Shares are traded on a national
                  securities exchange at the time of grant of the Stock Option, then the Fair Market Value shall be the average of the highest and the lowest selling price on such exchange on the date such Stock Option is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

                           (ii) If the Common Shares are quoted on The Nasdaq
                  SmallCap Market at the time of the grant of the Stock Option, then the Fair Market Value shall be the mean between the closing high bid and low asked quotation with respect to a Common Share on such date on The Nasdaq SmallCap Market.

                           (iii) If the Common Shares are not traded on a
                  national securities exchange or quoted on The Nasdaq SmallCap Market, then the Fair Market Value shall be as determined by the Committee.

                  (i) "Incentive Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (j) "Non-Qualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of this Plan that is not an Incentive Stock Option.

                  (k) "OTS" means the Office of Thrift Supervision, Department of the Treasury.

                  (l) "Participant" means an employee or director of the Company or a Subsidiary who is granted an Award under this Plan.
         Notwithstanding the foregoing, for the purposes of the granting of any Incentive Stock Option under this Plan, the term "Participant" shall include only employees of the Company or a Subsidiary.

                  (m) "Plan" means the Foundation Bancorp, Inc. 1997 Stock Option and Incentive Plan, as set forth herein and as it may be hereafter amended from time to time.

                  (n) "Stock Option" means an option to purchase Common Shares granted pursuant to the provisions of Section 6 of this Plan.

                  (o) "Subsidiary" means any corporation or entity of which the Company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power and includes, without limitation, Foundation Savings Bank.

                  (p) "Terminated for Cause" means any removal of a director or discharge of an employee for the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offenses), a material violation of a final cease-and-desist order or any other action of a director or employee which results in a substantial financial loss to the Company or a Subsidiary.

         3. ADMINISTRATION.

                  (a) This Plan shall be administered by the Committee, which shall be comprised of not less than three members of the Board. The members of the Committee shall be appointed from time to time by the Board. Members of the Committee shall serve at the pleasure of the Board and the Board may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. An action approved in writing by a majority of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

                  (b) The Committee is authorized to construe and interpret this Plan and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, or application of this Plan shall be final, conclusive and binding upon all persons participating in this Plan and any person validly claiming under or through persons participating in this Plan. The Company shall effect the granting of Stock Options under this Plan in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

         4. DURATION OF, AND COMMON SHARES SUBJECT TO, THIS PLAN.

                  (a) Term. This Plan shall terminate on the date which is ten
         (10) years from the date on which this Plan is adopted by the Board, except with respect to Stock Options then outstanding. Notwithstanding the foregoing, no Incentive Stock Option may be granted under this Plan after the date which is ten (10) years from the date on which this Plan is adopted by the Board or the date on which this Plan is approved by the shareholders of the Company, whichever is earlier.

                  (b) Common Shares Subject to Plan. The maximum number of Common Shares in respect of which Stock Options may be granted under this Plan, subject to adjustment as provided in Section 9 of this Plan, shall be ten percent of the total Common Shares sold by the Company in connection with the conversion of Foundation Savings Bank from mutual to stock form.

         For the purpose of computing the total number of Common Shares available for Stock Options under this Plan, there shall be counted against the foregoing limitations the number of Common Shares subject to issuance upon the exercise or settlement of Stock Options as of the dates on which such Stock Options are granted. If any Stock Options are forfeited, terminated or exchanged for other Stock Options, or expire unexercised, the Common Shares which were theretofore subject to such Stock Options shall again be available for Stock Options under this Plan to the extent of such forfeiture, termination or expiration of such Stock Options.

         Common Shares which may be issued under this Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional shares shall be issued under this Plan.

         5. ELIGIBILITY AND GRANTS. Persons eligible for Stock Options under this Plan shall consist of directors and managerial and other key employees of the Company or a Subsidiary who hold positions with significant responsibilities or whose performance or potential contribution, in the judgment of the Committee, will benefit the future success of the Company or a Subsidiary. In selecting the directors and employees to whom Stock Options will be awarded and the number of shares subject to such Stock Options, the Committee shall consider the position, duties and responsibilities of the eligible directors and employees, the value of their services to the Company and the Subsidiaries and any other factors the Committee may deem relevant.

         6. STOCK OPTIONS. Stock Options granted under this Plan may be in the form of Incentive Stock Options or Non-Qualified Stock Options, and such Stock Options shall be subject to the following terms and conditions, as the Committee shall deem desirable:

                  (a) Grant. Stock Options may be granted under this Plan on terms and conditions not inconsistent with the provisions of this Plan and in such form as the Committee may from time to time approve and shall contain such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee shall deem desirable; provided, however, that no more than 25% of the shares subject to Stock Options may be awarded to any individual who is an employee of the Company or a Subsidiary, no more than 5% of such shares may be awarded to any director who is not an employee of the Company or a Subsidiary and no more than 30% of such shares may be awarded to non-employee directors in the aggregate.

                  (b) Stock Option Price. The option exercise price per Common Share purchasable under a Stock Option shall be determined by the Committee at the time of grant; provided, however, that in no event shall the exercise price of an Incentive Stock Option be less than 100% of the Fair Market Value of the Common Shares on the date of the grant of such Incentive Stock Option, and, in the case of a Participant who owns Common Shares representing more than 10% of the outstanding Common Shares at the time an Incentive Stock Option is granted, the option exercise price shall in no event be less than 110% of the Fair Market Value of the Common Shares at the time an Incentive Stock Option is granted to such Participant.

                  (c) Stock Option Terms. Subject to the right of the Company to provide for earlier termination in the event of any merger, acquisition or consolidation involving the Company, the term of each Stock Option shall be fixed by the Committee; except that the term of Incentive Stock Options will not exceed ten (10) years after the date the Incentive Stock Option is granted; provided, however, that in the case of a Participant who owns a number of Common Shares representing more than 10% of the Common Shares outstanding at the time an Incentive Stock Option is granted, the term of the Incentive Stock Option granted to such Participant shall not exceed five (5) years.

                  (d) Exercisability. Except as set forth in Section 6(f) and
         Section 7 of this Plan or as otherwise specified by the Committee, Stock Options awarded under this Plan shall become exercisable on the date of the grant of the Stock Option and shall be subject to such other terms and conditions as shall be determined by the Committee at the date of grant.

                  (e) Method of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Common Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in cash or, if acceptable to the Committee, in its sole discretion, in Common Shares already owned by the Participant, or by surrendering outstanding Stock Options. The Committee may also permit Participants, either on a selective or aggregate basis, to simultaneously exercise Options and sell Common Shares thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such shares.

                  (f) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under this Plan, to the extent the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the number of shares with respect to which Incentive Stock Options are exercisable under all plans of the Company or a Subsidiary for the first time by a Participant during any calendar year exceeds $100,000, or such other limit as may be required by the Code, such Stock Options shall be Non-Qualified Stock Options to the extent of such excess.

         7. TERMINATION OR CHANGE IN CONTROL.

                  (a) Except in the event of the death, disability or retirement at or after age 65 of a Participant, or as otherwise permitted by the Committee, upon the resignation or removal from the board of directors of any Participant who is a director of the Company or a Subsidiary or upon the termination of Employment of a Participant who is not a director of the Company or a Subsidiary, any Stock Option which has not yet become exercisable shall thereupon terminate and be of no further force or effect and, subject to extension by the Committee, any Stock Option which has become exercisable shall terminate if it is not exercised within twelve (12) months of such resignation, removal or retirement.

                  (b) Unless the Committee shall specifically state otherwise at the time a Stock Option is granted, all Stock Options granted under this Plan shall become exercisable in full on the date of termination of a Participant's employment or directorship with the Company or a Subsidiary because of his death, disability or retirement at or after age 65, and, subject to extension by the Committee, all Stock Options shall terminate if not exercised within 12 months of the Participant's death or disability.

                  (c) In the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which has not been exercised shall terminate as of the date of such termination for cause.

                  (d) All outstanding Incentive Stock Options shall become immediately exercisable in the event of a change in control or imminent change in control of the Corporation or the Bank, as determined by the Committee. For purposes of this Section 7, "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Corporation or the Bank; (ii) the execution of an agreement for a merger or recapitalization of the Corporation or the Bank or any merger or recapitalization whereby the Corporation or the Bank is not the surviving entity; (iii) a change of control of the Corporation or the Bank, as defined or determined by the Office of Thrift Supervision (the "OTS"); or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of the term "beneficial ownership" as defined under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Corporation or the Bank by any person, trust, entity or group. For purposes of this Section 7, "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or any persons acting as a group, to acquire control of the Corporation or the Bank as to which an application or notice has been filed with the OTS and such application has been approved or such notice has not been disapproved.

         8. NON-TRANSFERABILITY OF STOCK OPTIONS. No Stock Option under this Plan and no rights or interests therein shall be assignable or transferable by a Participant except by will or pursuant to the laws of descent and distribution. During the lifetime of a Participant, Stock Options are exercisable only by, and payments in settlement of Stock Options will be payable only to, the Participant or his or her legal representative.

         9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

                  (a) The existence of this Plan and the Stock Options granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize the following: any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business; any merger, acquisition or consolidation of the Company; any issuance of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof; the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, including any merger or acquisition which would result in the exchange of cash, stock of another company or options to purchase the stock of another company for any Stock Option outstanding at the time of such corporate transaction or which would involve the termination of all Stock Options outstanding at the time of such corporate transaction.

                  (b) In the event of any change in capitalization affecting the Common Shares of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, spin-off, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Shares, such proportionate adjustments, if any, as the Board in its discretion may deem appropriate to reflect such change shall be made with respect to the aggregate number of Common Shares for which Stock Options in respect thereof may be granted under this Plan, the maximum number of Common Shares which may be sold or awarded to any

         Participant, the number of Common Shares covered by each outstanding Stock Option, and the exercise price per share in respect of outstanding Stock Options.

         10. AMENDMENT AND TERMINATION OF THIS PLAN. Without further approval of the shareholders, the Board may at any time terminate this Plan or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (a) increase the aggregate number of Common Shares which may be issued under this Plan (except for adjustments pursuant to Section 9 of this Plan), (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) materially increase the benefits accruing to Participants under this Plan. The above notwithstanding, the Board may amend this Plan to take into account changes in applicable securities, federal income tax and other applicable laws.

         11. MODIFICATION OF STOCK OPTIONS. The Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Stock Option which the Board believes to be in the best interests of the Company; provided, however, that no such modification, extension or renewal shall reduce the exercise price or confer on the holder of such Stock Option any right or benefit which could not be conferred on him by the grant of a new Stock Option at such time and shall not materially decrease the Participant's benefits under the Stock Option without the consent of the holder of the Stock Option, except as otherwise permitted under this Plan.

         12. MISCELLANEOUS.

                  (a) Tax Withholding. The Company shall have the right to deduct from any settlement made under this Plan, including the delivery or vesting of Common Shares, any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Shares are used to satisfy tax withholding, such shares shall be valued for such purpose based on the Fair Market Value when the tax withholding is required to be made.

                  (b) No Right to Employment. Neither the adoption of this Plan nor the granting of any Stock Option shall confer upon any employee of the Company or a Subsidiary any right to continued Employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the Employment of any of its employees at any time, with or without cause.

                  (c) Annulment of Stock Options. The grant of any Stock Option under this Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Stock Option payable in Common Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event the Employment or the directorship of a Participant is Terminated for Cause, any Stock Option which is provisional shall be annulled as of the date of such termination.

                  (d) Other Company Benefit and Compensation Programs. Payments and other benefits received by a Participant under a Stock Option granted pursuant to this Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by the Company or a Subsidiary unless expressly so provided by such other plan or arrangement, or except where the Committee expressly determines that a Stock Option or portion of a Stock Option should be included to accurately reflect competitive compensation practices or to recognize that a Stock Option has been made in lieu of a portion of competitive annual cash compensation. Stock Options under this Plan may be made in combination with or in tandem with, or as alternatives to, grants, stock options or payments under any other plans of the Company or a Subsidiary. This Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain and reward directors and employees for their service with the Company and its Subsidiaries.

                  (e) Securities Law Restrictions. No Common Shares shall be issued under this Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Common Shares delivered under this Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  (f) Stock Option Agreement. Each Participant receiving a Stock Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Stock Option and such related matters as the Committee shall, in its sole discretion, determine.

                  (g) Cost of Plan. The costs and expenses of administering this Plan shall be borne by the Company.

                  (h) Governing Law. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

                  (i) Effective Date. This Plan shall be effective upon the later of adoption by the Board and approval by the Company's shareholders. This Plan shall be submitted to the shareholders of the Company for approval at an annual or special meeting of shareholders to be held no sooner than six months after the effective date of the Conversion.

                             FOUNDATION SAVINGS BANK
                         RECOGNITION AND RETENTION PLAN
                               AND TRUST AGREEMENT


                                    ARTICLE I
                                   DEFINITIONS

         The following words and phrases when used in this Agreement with an initial capital letter shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

         1.01 "Agreement" means the Foundation Savings Bank Recognition and Retention Plan and Trust Agreement.

         1.02 "Award" means a right granted to a Director or an Employee under this Plan to receive Plan Shares.

         1.03 "Bank" means Foundation Savings Bank, a savings and loan association organized under the laws of the State of Ohio.

         1.04 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under this Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's estate.

         1.05 "Board" means the Board of Directors of the Bank.

         1.06 "Committee" means the Recognition and Retention Plan Committee appointed by the Board pursuant to Article IV hereof.

         1.07 "Common Shares" means common shares of the Corporation.

         1.08 "Conversion" means the conversion of the Bank from mutual to stock form.

         1.09 "Corporation" means Foundation Bancorp, Inc., a savings and loan holding company incorporated under the laws of the State of Ohio for the purpose of holding all of the common shares of the Bank issued in connection with the Conversion.

         1.10 "Director" means any person who is a member of the Board of Directors of the Corporation, the Bank or a Subsidiary.

         1.11 "Employee" means any person who is employed by the Corporation, the Bank or a Subsidiary.

         1.12 "Person" means an individual, corporation, partnership, trust, bank, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

         1.13 "Plan" means the Recognition and Retention Plan established by this Agreement.

         1.14 "Plan Shares" means the Common Shares held pursuant to the Trust and which are awarded or issuable to a Recipient pursuant to the Plan.

         1.15 "Plan Share Reserve" means the Common Shares held by the Trustee pursuant to Sections 5.02 and 5.03 of this Agreement.

         1.16 "Recipient" means any Director or Employee who receives an Award under the Plan.

         1.17 "Subsidiaries" means subsidiaries of the Bank, if any, which, with the consent of the Board, agree to participate in the Plan.

         1.18 "Trust" means the trust established by this Agreement.

         1.19 "Trustee" means the person or persons or entity approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.


                                   ARTICLE II
                       ESTABLISHMENT OF THE PLAN AND TRUST

         2.01 The Bank hereby establishes a Recognition and Retention Plan and Trust upon the terms and subject to the conditions set forth in this Agreement.

         2.02 The Trustee hereby accepts the Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions of this Agreement.


                                   ARTICLE III
                              PURPOSE OF THE PLAN

         3.01 The purpose of the Plan is to reward and retain the Directors and Employees of the Corporation, the Bank and the Subsidiaries who are in key positions of responsibility by providing such Directors and Employees with an equity interest in the Corporation as reasonable compensation for their contributions to the Corporation, the Bank and the Subsidiaries.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

         4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Committee, which shall consist of not less than three members of the Board. The Committee shall have all of the powers set forth in this Plan. The interpretation and construction by the Committee of any provisions of this Agreement or of any Award granted hereunder shall be final, conclusive and binding. The Committee shall act by the vote, or the written consent, of a majority of its members. The Committee shall report actions and decisions with respect to the Plan to the Board upon request by the Board.

         4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by and shall serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from or add members to the Committee and may remove, replace or add one or more Trustees. The Board, in its absolute discretion, may take any action under or with respect to the Plan which the Committee is authorized to take and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan or take any other action reserved to the Board under this Agreement; provided, however, that the Board may not revoke any Award already granted under this Agreement. All decisions, determinations and interpretations of the Board shall be final, conclusive and binding upon all parties having an interest in the Plan.

         4.03 LIMITATION ON LIABILITY. No member of the Board or the Committee, nor any Trustee, shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Awards granted under the Plan. If a member of the Board or of the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by such member in such capacity under or with respect to this Plan, the Bank shall indemnify such member against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such member in connection with such action, suit or proceeding if such member acted in good faith and in a manner such member reasonably believed to be in or not opposed to the best interests of the Corporation, the Bank and the Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe such member's conduct was unlawful.


                                    ARTICLE V
                        CONTRIBUTIONS; PLAN SHARE RESERVE

         5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board shall determine the amounts (or the method of computing the amounts) to be contributed by the Bank to the Trust. Such amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Directors or Employees shall be permitted.

         5.02 INVESTMENT OF TRUST ASSETS. Except as otherwise permitted by
Section 8.02 of this Agreement, the Trustee shall invest all of the Trust's assets, after providing for any required withholding as needed for tax purposes, exclusively in Common Shares; provided, however, that the Trust shall not purchase a number of Common Shares equal to more than 3% of the number of Common Shares issued in connection with the Conversion, except that if the Bank's tangible capital exceeds 10%, the Trust may purchase a number of Common Shares equal to up to 4% of the Common Shares issued in connection with the Conversion. After such investment, the Common Shares shall be held by the Trustee in the Plan Share Reserve until such Common Shares are subject to one or more Awards. Any funds held by the Trust before purchasing Common Shares shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

         5.03 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Awards under Section 6.02 of this Agreement, or the decision of the Committee to return Plan Shares to the Corporation, the Plan Share Reserve shall be reduced by the number of Plan Shares so allocated or returned. Any Plan Shares subject to an Award which is subject to forfeiture by the Recipient pursuant to Section 7.01 of this Agreement shall be retained in the Plan Share Reserve.


                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

         6.01 ELIGIBILITY. Directors and Employees are eligible to receive Awards within the sole discretion of the Committee.

         6.02 ALLOCATIONS. The Committee will determine which of the Directors and Employees will be granted Awards and the number of Plan Shares covered by each Award; provided, however, that: (a) the aggregate number of Plan Shares covered by Awards to any one Employee shall not exceed 25% of the total number of Plan Shares, (b) no more than 5% of the Plan Shares shall be awarded to any Director who is not an Employee, and (c) no more than 30% of the Plan Shares shall be awarded in the aggregate to Directors who are not Employees. In the event Plan Shares are forfeited for any reason or additional Plan Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Employees will be granted additional Awards to be awarded from forfeited or additional Plan Shares.

         In selecting the Directors and Employees to whom Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the position, duties and responsibilities of the eligible Directors and Employees, the value of their services to the Corporation, the Bank and the Subsidiaries and any other factors the Committee may deem relevant. All allocations by the Committee shall be subject to review and approval or rejection by the Board.

         6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 of this Agreement that an Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee determines that an Award is to be made or a later date designated by the Committee shall be considered the date of grant of the Awards. The Committee shall maintain records as to all grants of Awards under the Plan.

         6.04 ALLOCATIONS NOT REQUIRED. None of the Directors or Employees, either individually or as a group, shall have any right or entitlement to receive an Award under the Plan. The Committee may, with the approval of the Board, and shall, if so directed by the Board, return all Common Shares and other assets in the Plan Share Reserve to the Corporation at any time and thereafter cease issuing Awards.

         6.05 SHAREHOLDER APPROVAL. This Agreement shall be submitted to the shareholders of the Corporation at an annual or special meeting to be held no sooner than six months after the effective date of the Conversion. Notwithstanding anything to the contrary in this Agreement, no Awards shall be granted hereunder until the shareholders of the Corporation approve this Agreement.


                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

         7.01 EARNING PLAN SHARES; FORFEITURES.

                  (a) GENERAL RULES. Unless the Committee shall specifically state a shorter period of time over which Awards shall be earned and non-forfeitable at the time an Award is granted, Plan Shares covered by each Award shall be earned and non-forfeitable by a Recipient over a period of up to ten years at the rate of one-tenth per year commencing on the date which is one year after the date of the grant of such Award. As Plan Shares become earned and non-forfeitable, any cash dividends, returned capital and earnings thereon shall also be earned and non-forfeitable.

                  (b) REVOCATION. Unless otherwise permitted by the Committee, any Plan Shares and any cash dividends, returned capital and earnings thereon that have not been earned and are not non-forfeitable in accordance with Section 7.01(a) of this Agreement shall be forfeited in the event that (i) a Recipient who is a Director ceases to serve on the Board or (ii) a Recipient who is not a Director of the Bank ceases to be an Employee of the Bank, except as otherwise provided in subsection (c) or subsection (d) of this Section 7.01.

                  (c) EXCEPTION FOR TERMINATIONS DUE TO DEATH, DISABILITY OR RETIREMENT. All Plan Shares and cash dividends, returned capital and earnings thereon subject to an Award held by a Recipient whose service as a Director or Employee of the Corporation, the Bank or a Subsidiary terminates due to (i) death, (ii) disability (as determined by the Committee) or (iii) retirement at or after age 65 shall be deemed fully earned and non-forfeitable as of the later of the Recipient's last day of service as a Director or as an Employee and shall be distributed as soon as practicable thereafter.

                  (d) EXCEPTION FOR A CHANGE IN CONTROL. Notwithstanding any other provision of this Agreement, all Plan Shares subject to an Award held by a Recipient shall be deemed to be immediately 100% earned and non-forfeitable in the event of a change in control or imminent change in control of the Corporation or the Bank and shall be distributed as soon as practicable thereafter. For purposes of this Section 7.01(d), "change in control" shall mean: (i) the execution of an agreement for the sale of all, or a material portion, of the assets of the Corporation or the Bank; (ii) the execution of an agreement for a merger or recapitalization of the Corporation or the Bank or any merger or recapitalization whereby the Corporation or the Bank is not the surviving entity; (iii) a change of control of the Corporation or the Bank, as defined or determined by the Office of Thrift Supervision (the "OTS"); or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of the term "beneficial ownership" as defined under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Corporation or the Bank by any person, trust, entity or group. For purposes of this Section 7.01(d), "imminent change in control" shall refer to any offer or announcement, oral or written, by any person or any persons acting as a group, to acquire control of the Corporation or the Bank as to which an application or notice has been filed with the OTS and such application has been approved or such notice has not been disapproved.

         7.02 DISTRIBUTION OF PLAN SHARES.

                  (a) TIMING OF DISTRIBUTIONS: GENERAL RULE. Except as otherwise provided in this Agreement, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned, together with any cash distributions, returned capital and earnings thereon with respect to such Plan Shares that have been earned.

                  (b) FORM OF DISTRIBUTION. All distributions of Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Shares. No fractional shares shall be distributed. Payments representing cash dividends, returned capital and earnings thereon shall be made in cash.

                  (c) WITHHOLDING. The Trustee may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes and, if the amount of such cash payment is not sufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Bank or the Subsidiary which employs or employed such Recipient or which the Recipient serves or served as a Director, any such amount withheld from or paid by the Recipient or Beneficiary.

                  (d) REGULATORY EXCEPTIONS. Notwithstanding anything to the contrary in this Agreement, no Plan Shares, upon becoming fully earned and non-forfeitable, shall be distributed unless and until all of the requirements of all applicable laws and regulations shall have been met.

         7.03 VOTING OF PLAN SHARES. All Common Shares held by the Trustee in the Plan Share Reserve which have not yet been earned by a Recipient pursuant to
Section 7.01 of this Agreement shall be voted by the Trustee. A Recipient shall be entitled to direct the voting of Plan Shares which have been earned pursuant to Section 7.01 of this Agreement but have not yet been distributed to him.


                                  ARTICLE VIII
                                      TRUST

         8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Agreement.

         8.02 MANAGEMENT OF TRUST. The Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Shares to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. The Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper with respect to the duties of the Trustee hereunder, including the following powers:

                    (a) To invest up to 100% of all Trust assets in Common Shares without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and, in making such investment, the Trustee is authorized to purchase Common Shares from the Corporation or from any other source. Such Common Shares so purchased may be outstanding, newly issued or treasury shares;

                    (b) To invest any Trust assets not otherwise invested in accordance with Section 8.02(a) of this Agreement in such deposit accounts and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash;

                    (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust;

                    (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust);

                    (e) To hold cash without interest in such amounts as may be reasonable, in the opinion of the Trustee, for the proper operation of the Plan and the Trust;

                    (f) To employ brokers, agents, custodians, consultants and accountants;

                    (g) To hire counsel to render advice with respect to the rights, duties and obligations of the Trustee hereunder, and such other legal services or representation as the Trustee may deem desirable; and

                    (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his or her Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or to give bond.

         8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

         8.04 EARNINGS. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. Without limiting the generality of the foregoing, any earnings on cash dividends or returned capital received with respect to Plan Shares shall be allocated (a) to accounts for Recipients, if such shares which are the subject of outstanding Awards, and shall become earned and distributed as specified in Article VII of this Agreement or (b) otherwise to the Plan Share Reserve if such Plan Shares are not the subject of outstanding awards.

         8.05 EXPENSES. All costs and expenses incurred in the operation and administration of the Plan shall be paid by the Bank.

                                   ARTICLE IX
                                  MISCELLANEOUS

         9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for issuance pursuant to the Awards and the number of Plan Shares to which any Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding Common Shares issued subsequent to the effective date of the Plan if such increase or decrease resulted from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

         9.02 AMENDMENT AND TERMINATION OF PLAN. The Board may, by resolution, at any time amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Corporation or the Bank all or any part of the assets of the Trust, including Common Shares held in the Plan Share Reserve, as well as Common Shares and other assets subject to Awards which are not yet earned by the Directors or Employees to whom they are allocated; provided, however, that the termination of the Trust shall not affect a Recipient's right to earn Awards and to the distribution of Common Shares relating thereto, including earnings thereon, in accordance with the terms of this Agreement and the grant by the Committee or the Board.

         9.03 NONTRANSFERABLE. Awards shall not be transferable by a Recipient. During the lifetime of the Recipient, an Award may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03 of this Agreement. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or the Trust, nor shall the Corporation, the Bank or any Subsidiary be subject to any claim for benefits hereunder.

         9.04 DIRECTORSHIP RIGHTS. Neither this Agreement nor any grant of an Award hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Director to continue to serve as a Director of the Bank or a Subsidiary.

         9.05 EMPLOYMENT RIGHTS. Neither this Agreement nor any grant of an Award hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Employee to continue in the employ of the Corporation, the Bank or a Subsidiary.

         9.06 VOTING AND DIVIDEND RIGHTS. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by an Award, except as expressly provided in Sections 7.01, 7.02 and
7.03 of this Agreement, prior to the time such Plan Shares are actually distributed to such Recipient.

         9.07 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Ohio, except to the extent that federal law shall be deemed applicable.

         9.08 EFFECTIVE DATE. Subject to Section 6.05 of this Agreement, this Agreement shall be effective as of the 26th day of August, 1997.

         9.09 TERM OF PLAN. The Plan shall remain in effect until the earlier of
(a) the termination of the Plan by the Board or (b) the distribution of all assets from the Trust. The termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been earned and paid or by their terms expire or are forfeited.

         9.10 TAX STATUS OF TRUST. It is intended that the trust established hereby be treated as a grantor trust of the Bank under the provisions of Section 671, et seq., of the Internal Revenue Code of 1986, as amended (26 U.S.C. ss. 671 et seq.).

         IN WITNESS WHEREOF, the following Trustees execute this Agreement, accepting and binding themselves to undertake and perform the obligations and duties of the Trustee hereunder and consenting to the foregoing Agreement effective the ___ day of _________________, 1997.


                               By:                             (Trustee)
                                  -----------------------------


                               By:                             (Trustee)
                                  -----------------------------



         IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its duly authorized officer and duly attested, all as of the ___ day of _________________, 1997.


                                         FOUNDATION SAVINGS BANK


                                         By:
                                             -------------------------
                                             Laird L. Lazelle
                                             its President

ATTEST:


---------------------------------
Dianne K. Rabe
its Vice President

                                REVOCABLE PROXY

                            FOUNDATION BANCORP, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF FOUNDATION BANCORP, INC.

         The undersigned shareholder of Foundation Bancorp, Inc. (the "Company") hereby constitutes and appoints Paul L. Silverglade and Ivan J. Silverman, or either one of them, the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the 1997 Annual Meeting of Shareholders of the Company to be held at Parlor F/G, The Cincinnati Club Building, 30 Garfield Place, Cincinnati, Ohio 45202, on October 23, 1997, at 1:00 p.m., local time (the "Annual Meeting"), all of the shares of the Company which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1. The election of four directors:

               FOR  all  nominees listed                   WITHHOLD authority to
            below (except as marked to                  vote for all nominees
            the contrary below)                         listed below

                               Mardelle Dickhaut
                                Laird L. Lazelle
                               Robert E. Levitch
                              Michael S. Schwartz

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-------------------------------------------------------------------------------

2. The approval of the Foundation Bancorp, Inc. 1997 Stock Option and Incentive Plan.

                     FOR                       AGAINST                   ABSTAIN

3. The approval of the Foundation Savings Bank Recognition and Retention Plan and Trust.

                     FOR                       AGAINST                   ABSTAIN

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

4. The approval of the selection of Clark, Schaefer, Hackett & Co. as the auditors of the Company for the current fiscal year.

                     FOR                       AGAINST                   ABSTAIN

         This Revocable Proxy will be voted as directed by the undersigned member. IF NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED AND FOR PROPOSALS 2, 3 AND 4.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of the Company and of the accompanying Proxy Statement is hereby acknowledged.

         NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.

--------------------------------            ------------------------------------
Signature                                   Signature

--------------------------------            ------------------------------------
Print or Type Name                          Print or Type Name

Dated: __________________________           Dated:______________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. PLEASE DATE, SIGN AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.

IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.